SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES

                                ----------------

                      DWS RREEF Real Estate Securities Fund





The following information supplements "The Fund's Main Investment Strategy" section of each prospectus.

The fund may lend its investment securities in an amount up to 33(1)/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.


The following information supplements "The Main Risks of Investing in the Fund" section of each prospectus.

Securities Lending Risk. Any loss in the market price of securities loaned by the fund that occurs during the term of the loan would be borne by the fund and would adversely affect the fund's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the fund's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.








               Please Retain This Supplement for Future Reference





                                                                     [Logo]DWS
August 25, 2006                                                        SCUDDER
                                                           Deutsche Bank Group